SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C. 20549


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                     FORM 8-K



                  CURRENT REPORT



      Pursuant to section 13 or 15(d) of the
          Securities Exchange Act of 1934

           Date of Report: March 1, 1996



               ELSINORE CORPORATION
     (Exact name of registrant as specified in its charter)

     STATE OF NEVADA         1-7831            88 0117544
     (State or other      (Commission File   (IRS Employer
     jurisdiction)            Number)        of Incorporation
                                             Identification No.)





     202 Fremont Street                        89101
     Las Vegas, Nevada                       (Zip Code)
     (Address of principal
     executive offices)


     Registrant's telephone, including area code: (702) 385-4011













     Item 5.  Other Events.


          On March 1, 1996, Elsinore Corporation issued a press release, attached hereto as an exhibit, announcing that it has filed with the U.S. Bankruptcy Court for the District of Nevada, a proposed plan of reorganization and accompanying Disclosure Statement related to the Company's filing for Chapter 11 protection on October 31, 1995.



     Item 7.  Financial Statements and Exhibits

          Exhibit No.       Description

               99        Press Release of the Company dated
                           March 1, 1996.

































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                    SIGNATURES:


          Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: March 1, 1996


                              ELSINORE CORPORATION




                    By: /s/ Thomas E. Martin
                    THOMAS E. MARTIN
                    President and Chief Executive Officer



                    By: /s/ Gary R. Acord
                    GARY R. ACORD
                    Sr. Vice President and Chief
                     Financial Officer





































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